EXHIBIT 10.12

                                MERGER AGREEMENT
                                       of
                                USA DIGITAL, INC.
                             (A Nevada Corporation)
                                       and
                          BLAZOON SYSTEMS INCORPORATED
                            (A Colorado Corporation)


     This Merger Agreement, dated as of March 9, 1999, is entered into pursuant to the provisions of Section 92A.190 of the General Corporation Law of Nevada and of Section 7-111-107 of the Colorado Business Corporation Act, by and between USA DIGITAL, INC., a Nevada corporation (the "Survivor"), and BLAZOON SYSTEMS INCORPORATED, a Colorado corporation (the "Assimilated"), both corporations being sometimes referred to herein as the "Constituent Corporations."


                                    RECITALS:

     A. Survivor is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 60,000,000 shares, of which 50,000,000 shares are designated as common stock, par value $.001, and of which 5,000,000 shares are designated as Class A Preferred stock, $.001 par value, and of which 5,000,000 shares are designated Class B Preferred Stock, $.001 par value, none of which have been issued or are outstanding.

     B. Assimilated is a corporation duly organized and existing under the laws of the State of Colorado and has an authorized capital of 60,000,000 shares without par value, of which 50,000,000 shares are designated as Common Stock and of which 10,000,000 shares are designated as Preferred Stock. A total of 2,235,000 shares of Common Stock are issued and outstanding. A total of 625,000 shares of Series A Convertible Preferred shares are issued and outstanding.

     C. The Board of Directors and Shareholders of Assimilated approved this merger/reincorporation on June 22nd 1998, and the Board of Directors of the Survivor approved this Agreement on March 9, 1999. (The Survivor has no shareholders prior to the closing of this transaction.)

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, Survivor and Assimilated hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


ARTICLE I.  MERGER.

     1.1 MERGER AND NAME CHANGE. In accordance with the provisions of this Agreement, the General Corporation Law of Nevada, and the Colorado Business Corporation Act, Assimilated shall be merged with and into Survivor (the "Merger"), and the name of the surviving corporation shall be USA Digital, Inc.

     1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the respective requirements of the General Corporation Law of Nevada and the Colorado Business Corporation Act.

                  (b) An executed counterpart of this Agreement shall have been filed with the Secretary of State of the State of Nevada; and




Merger Agreement                     page 1 of 5
USA Digital/Blazoon Systems

                  (c) Executed Articles of Merger or other documents meeting the requirements of the Colorado Business Corporation Act shall have been filed with the Secretary of State of the State of Colorado.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date."


     1.3 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Survivor as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation of the Survivor until duly amended in accordance with the provisions thereof and applicable law.

     1.4 BYLAWS. The Bylaws of Survivor as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Survivor without any change as a result of the Merger.

     1.5 DIRECTORS AND OFFICERS. The directors and officers of Survivor in office immediately prior to the Effective Date shall continue in office and shall constitute the directors and officers of Survivor until their respective successors shall have been elected and duly qualified or until otherwise provided by law, the Certificate of Incorporation of Survivor and the Bylaws of Survivor.

     1.6 EFFECT OF MERGER. Upon the Effective Date, the separate existence of Assimilated shall cease and the Survivor (i) shall continue to possess all of the assets, rights, powers and property of Survivor as constituted immediately prior to the Effective Date, shall be subject to all actions previously taken by the Board of Directors of Assimilated and shall succeed, without other transfer, to all of the assets, rights, powers and property of Assimilated, (ii) shall continue to be subject to all of the debts, liabilities and obligations of Assimilated as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the debts, liabilities and obligations of Assimilated in the same manner as if Survivor had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of Nevada and the Colorado Business Corporation Act.


ARTICLE II. MANNER OF CONVERSION OF COMMON STOCK.

     2.1 ASSIMILATED COMMON STOCK. Upon the Effective Date, each share of common stock, of Assimilated issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by any holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of Survivor (the "Merger Shares"); that is, each share of Assimilated common stock shall be converted into one (1) Merger Share.

     2.2 OUTSTANDING COMMON STOCK OF SURVIVOR. Upon the Effective Date, there will be no shares of Common Stock of Survivor issued and outstanding.

     2.3 EXCHANGE OF CERTIFICATES. On or after the Effective Date of the Merger:

                  (a) All of the outstanding certificates which prior to that time represented the outstanding Common Shares of Assimilated shall be deemed for all purposes to evidence ownership of and to represent the Merger Shares into which the shares of Assimilated represented by such certificates have been converted as herein provided. The registered owner on the books and records of Assimilated or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Survivor or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the Merger Shares evidenced by such outstanding certificate as above provided.

                  (b) Each certificate evidencing Merger Shares issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Assimilated so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of Survivor in compliance with applicable laws.



Merger Agreement                     page 2 of 5
USA Digital/Blazoon Systems

                  (c) If any certificate for Merger Shares is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Survivor that such tax has been paid or is not payable.

     2.4 ASSUMPTION OF BENEFIT PLANS. Upon the Effective Date, Survivor shall assume and continue both the 1998 Compensatory Stock Option Plan and the 1998 Employee Stock Compensation Plan of Assimilated, without change other than conforming changes in the corporate name, par value of common stock, governing law and similar non-substantive changes. Survivor and its Board of Directors shall have the same rights and powers in regard to such plans as Assimilated and its Board of Directors.


ARTICLE III. MANNER OF CONVERSION OF PREFERRED STOCK.

     3.1 ASSIMILATED PREFERRED STOCK. Upon the Effective Date, each share of Preferred stock, of Assimilated issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by any holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share Series A Convertible Preferred Stock, with a stated value of $4.00, of Survivor (the "Merger Shares"); that is, each share of Assimilated common stock shall be converted into one (1) Merger Share.

     3.2 OUTSTANDING PREFERRED STOCK OF SURVIVOR. Upon the Effective Date, there will be no shares of Preferred Stock of Survivor issued and outstanding with the exception of the Merger Shares.

     3.3  EXCHANGE  OF  CERTIFICATES. On  or  after  the  Effective  Date of the
Merger:

                  (a) All of the outstanding certificates which prior to that time represented the outstanding Series A Convertible Preferred Shares of Assimilated shall be deemed for all purposes to evidence ownership of and to represent the Merger Shares into which the shares of Assimilated represented by such certificates have been converted as herein provided. The registered owner on the books and records of Assimilated or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Survivor or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the Merger Shares evidenced by such outstanding certificate as above provided.

                  (b) Each certificate evidencing Merger Shares issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Assimilated so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of Survivor in compliance with applicable laws.

                  (c) If any certificate for Merger Shares is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Survivor that such tax has been paid or is not payable.


ARTICLE IV.  GENERAL MATTERS.

     4.1 COVENANTS OF SURVIVOR. Survivor covenants and agrees that it will, on or before the Effective Date:

                  (a) Qualify to do business as a foreign corporation in all states wherein its operations require it to



Merger Agreement                     page 3 of 5
USA Digital/Blazoon Systems
qualify under applicable state laws.

                  (b) File all documents with the franchise tax authorities of the State of Colorado necessary to the assumption by Survivor of all of the franchise tax liabilities of Assimilated.

                  (c) Take such other actions as may be required by the Colorado Business Corporation Act or other applicable law.

     4.2 ABANDONMENT. At any time before the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatever by the Board of Directors of Survivor or Assimilated, or both, notwithstanding the approval of this Agreement and Merger by the shareholders of Assimilated or Survivor or both.

     4.3 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or a certificate in lieu thereof) with the Secretary of State of the State of Nevada, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not (i) alter or change the amount or kind of Merger Shares to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Survivor to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

     4.4 EXPENSES. Survivor shall pay all costs related to the Merger and necessary filings and actions in connection therewith.

     4.5 MUTUAL COVENANTS OF CONSTITUENT CORPORATIONS. Survivor and Assimilated each agree that, between the date hereof and the Effective Date, it will not (i) enter into any employment contracts, (ii) grant any options, warrants or similar rights (nor any instrument or security containing such an option, warrant or similar right) exercisable for, exchangeable for or convertible into its common shares or other securities, (iii) issue any stock or other securities, including debt instruments, or (iv) declare or pay any dividends in stock or cash or make any other distribution on or with respect to its outstanding common stock. Either party may but need not abandon the Merger if the holders of more than 5% of the outstanding shares of Assimilated should dissent from the Merger.

     4.6 REGISTERED OFFICE. The Registered Office of the Survivor in the
State of Nevada is located at 502 East John Street, Carson City Nevada 89706, and CSC Services of Nevada is the Resident Agent of the Survivor at such address.

     4.7 FURTHER ACTIONS. If at any time Survivor shall consider or be advised that any further assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in Survivor the title to any property or rights of Assimilated, or to otherwise carry out the provisions of this Agreement, then the proper officers and directors of Assimilated as of the Effective Date shall execute and deliver to Survivor any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property or rights in Survivor.

     4.8 GOVERNING LAW. This Agreement shall in all respects be interpreted and enforced in accordance with and governed by the laws of the State of Colorado.


     4.9 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

     4.10 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of Survivor located at 3601-4 Vineland Road, Orlando, FL 32811-6474, and copies thereof will be furnished to any shareholder of any Constituent Corporation upon request and without cost.

Merger Agreement                     page 4 of 5
USA Digital/Blazoon Systems

     IN WITNESS WHEREOF, this Agreement, having first been approved by resolution of the Boards of Directors Assimilated and survivor, is hereby executed on behalf of each of such corporations and attested by their respective officers thereto duly authorized.

                                                        USA DIGITAL, INC.
                                                        A Nevada Corporation


                  ATTEST:                    By.................................
                                                    Mark D. Cobb, President


By.....................................
         Mark D. Cobb, Secretary




                                               BLAZOON SYSTEMS INCORPORATED
                                                 A Colorado Corporation


         ATTEST:                              By................................
                                                     Mark D. Cobb, President




By................................
         Mark D. Cobb, Secretary





Merger Agreement                     page 5 of 5
USA Digital/Blazoon Systems